UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778427 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York, 10012
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1	Press Release, dated October 10, 2012, issued by Virgin Media Inc.

Item 8.01. Other Events.

On October 10, 2012, Virgin Media Inc. (the “Company”) announced commencement of a cash tender offer by the Company's subsidiary Virgin Media Finance PLC (the “Issuer”) to purchase (i) any and all of the Issuer's outstanding dollar-denominated 9.50% Senior Notes due 2016 and euro-denominated 9.50% Senior Notes due 2016 and (ii) up to $500 million aggregate principal amount of the Issuer's outstanding dollar-denominated 8.375% Senior Notes due 2019 and sterling-denominated 8.875% Senior Notes due 2019. A copy of the press release issued by the Company in connection with the tender offer is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

99.1    Press release, dated October 10, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2012

VIRGIN MEDIA INC.

By:     /s/ Catherine Moroz
Name:    Catherine Moroz
Title:    Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release, dated October 10, 2012, issued by Virgin Media Inc.